EXHIBIT 10.1

SECOND AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

This SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Second Amendment”) is entered into on July 29, 2025 (the “Second Amendment Effective Date”) by and among, GAIA, INC., a Colorado corporation (the “Borrower”), FMI LLC, a Colorado limited liability company (“FMI”), GAIA INTERNATIONAL, INC., a Colorado corporation (“Gaia International”), GAIA STUDIOS, INC., a Colorado corporation (“Gaia Studios”), YOGA INTERNATIONAL, LLC, a Pennsylvania limited liability company (“Yoga International” and together with FMI, Gaia International, and Gaia Studios, the “Subsidiary Guarantors”), and KEYBANK NATIONAL ASSOCIATION, (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, the Subsidiary Guarantors and Lender are parties to that certain Credit and Security Agreement, dated as of August 25, 2022, (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, including by this Second Amendment, the “Credit Agreement”);

WHEREAS, the parties hereto seek to amend the Credit Agreement in certain respects subject to the terms and conditions set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.
Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (after giving effect to this Second Amendment). The preamble and recitals hereof are hereby incorporated into this Second Amendment by reference, mutatis mutandis, with the same force and effect as if expressly set forth herein.
2.
Amendments to Credit Agreement. Effective as of the Second Amendment Effective Date, upon satisfaction (or waiver) of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Applicable Revolving Loan Margin” means: (A) 0.75% per annum for Advances that are Base Rate Loans; and (B) 1.75% per annum for Advances that are SOFR Loans.”

“Maturity Date” means August 25, 2028.”

“Maximum Line Amount” means $10,000,000; provided that, the Maximum Line Amount may be increased to up to $15,000,000 pursuant to Section 2.1(c).”

(b)
Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (xi) of the definition of “Permitted Acquisition” in its entirety as follows:

“(xi) Target EBITDA for the most recent twelve (12) consecutive month period ending prior to the date of such Acquisition for which financial statements are available is at least $0;”

(c)
Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “SOFR Index Adjustment” in its entirety.
(d)
Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Revolving Advances. The Lender agrees, subject to the terms and conditions of this Agreement, to make advances (“Advances”) to the Borrower from and after the Closing Date to and until (but not including) the Termination Date, in an amount not to exceed the Maximum Line Amount less the Letter of Credit Exposure. If the aggregate amount of the Revolving Credit Exposure at any time exceeds the Maximum Line Amount, the excess shall be immediately due and payable without necessity of demand by the Lender. The Borrower’s obligation to pay the Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay and reborrow Advances. The Borrower shall submit an Advance Request for each Advance. On the Termination Date applicable to Advances, the entire unpaid principal balance of all Advances, and all unpaid interest accrued thereon, shall in any event be due and payable.”

(e)
Section 2.1 of the Credit Agreement is hereby amended by adding the following clause (c) directly after Section 2.1(b):

“(c) Maximum Line Amount Increase. The Borrower may, prior to the Termination Date, by written notice to the Lender, request a one-time increase in the Maximum Line Amount in an aggregate amount not to exceed $5,000,000. Such notice shall set forth (x) the amount of the increase being requested, (y) the date on which such increase is requested to become effective (which, unless otherwise agreed by Lender, shall not be less than five (5) Business Days nor more than ten (10) Business Days after the date of such notice), and (z) a certification that each of the conditions listed in the below clauses (i), (ii) and (iii) are satisfied. The increase to the Maximum Line Amount shall be subject to the prior written consent of the Lender. The Loan Parties acknowledge that the Lender is not under any obligation to approve an increase to the Maximum Line Amount, and any such approval is subject to the Lender’s due diligence and the following conditions:

(i) the representations and warranties contained in Article V are true and correct in all material respects (without duplication as to any materiality modifiers, qualifications or limitations set forth therein) on and as of the date of such written request as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

(ii)
no Event of Default or Default shall have occurred and be continuing on the date of such written request;
(iii)
immediately after giving pro forma effect to such Maximum Line Amount increase, the Loan Parties shall be in compliance with the financial covenants set forth in Section 6.26; and
(iv)
the Borrower shall pay an origination fee of one-quarter of one percent (0.25%) of the amount the Maximum Line Amount is being increased by and such origination fee shall be fully earned, non-refundable and due and payable on the date such Maximum Line Amount becomes effective.”

(f) Section 2.3(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Interest. The outstanding principal amount of each Advance made by the Lender shall bear interest at a fluctuating rate per annum that shall at all times be equal to (i) during such periods as such Advance is a Base Rate Loan, the Base Rate plus the Applicable Revolving Loan Margin in effect from time to time and (ii) during such periods as such Advance is a SOFR Loan, the Daily Simple SOFR rate plus the Applicable Revolving Loan Margin in effect from time to time.”

(g) Section 2.4(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) Unused Line Fee. The Borrower shall pay to the Lender an unused line fee at the rate of 0.15% per annum on the average daily Unused Amount from the Closing Date to and including the Termination Date, due and payable on the first day of each Fiscal Quarter in arrears for the prior Fiscal Quarter, and on the Termination Date.”

(h) Section 2.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 2.7 Use of Proceeds. The Borrower shall use the proceeds of the Advances for working capital, general corporate purposes, and Permitted Acquisitions and not to fund any investments permitted under Section 6.5 other than Permitted Acquisitions.”

(i) Section 6.26(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Leverage Ratio. The Loan Parties shall not permit the Leverage Ratio as of the last day of any Computation Period to be greater than 2.00 to 1.00.”

(j) Exhibit B to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

(k) Schedules 5.5 and 8.3 to the Credit Agreement are hereby amended and restated in their entirety with Schedules 5.5 and 8.3 attached hereto.

3. Subsidiary Guarantor Releases; Treatment of Ignition, Inc and its Subsidiaries.

(a)
Telomeron, LLC, a Colorado limited liability company (“Telomeron”) voluntary dissolved on February 19, 2025. The Borrower intends for Sages Holding, Inc., a Pennsylvania corporation (“Sages”) to voluntarily dissolve shortly after the Second Amendment Effective Date. The parties hereto acknowledge and agree that as a result of Telomeron’s dissolution and Sages’ planned dissolution, (i) Telomeron and Sages are released from all of their obligations as Loan Parties and are no longer Subsidiary Guarantors under the Loan Documents, (ii) all Liens granted under the Loan Documents on any assets or properties of Telomeron and/or Sages and/or any equity interests of Telomeron and/or Sages in favor of the Lender are released, and (iii) the Lender shall promptly deliver to the Borrower or its designee such other agreements, releases, terminations and other documents, filings, recordings and instruments (including, without limitation, all stock certificates, stock powers, and/or any other possessory collateral in its possession or control) as the Borrower may reasonably request in order to evidence releases contemplated by this Section 3(a).
(b)
The parties hereto acknowledge and agree that, notwithstanding anything to the contrary in any Loan Document, (i) Ignition, Inc., a Colorado corporation (“Ignition”), and its Subsidiaries shall not be required to become Loan Parties or other obligors in respect of the Credit Agreement and other Loan Documents and shall not be required to pledge any of their respective assets or properties to secure any Obligations or otherwise under any Loan Documents; and (ii) none of the equity interests of Ignition or its Subsidiaries shall be required to be pledged to secure any Obligations or otherwise under any Loan Documents.

4. Conditions. The effectiveness of this Second Amendment shall be subject to the satisfaction of the following conditions, in each case, in form and substance reasonably satisfactory to the Lender:

(a)
the execution and delivery of this Second Amendment by Borrower, the Subsidiary Guarantors and the Lender;
(b)
the representations and warranties set forth in Section 6 hereof shall be true and correct and no Default or Event of Default shall exist or remain continuing after giving effect to this Second Amendment and the transactions contemplated hereby; and
(c)
the Amendment Fee and all fees and expenses of Lender required to be paid on the Second Amendment Effective Date pursuant to Section 8.5 of the Credit Agreement shall have been paid.

5. Amendment Fee. As consideration for this Second Amendment, the Borrower shall pay the Lender an amendment fee in the amount of $25,000 (the “Amendment Fee”). The

Amendment Fee shall be in addition to, and not in lieu of, the interest, fees, expenses and other charges owing under the Loan Documents.

6. Representations and Warranties. Each Loan Party hereby represents and warrants to Lender as follows:

(a)
each Loan Party is duly incorporated, organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization;
(b)
each Loan Party has the power and authority to execute, deliver and perform its obligations under this Second Amendment;
(c)
the execution, delivery and performance by the Loan Parties of this Second Amendment has been duly authorized by all necessary corporate or limited liability company action, as applicable;
(d)
this Second Amendment constitutes the legal, valid and binding obligation of each Loan Party, as applicable, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(e)
after giving effect to this Second Amendment and the transactions contemplated hereby no Default or Event of Default exists and remains continuing; and
(f)
the representations and warranties made by or on behalf of the Loan Parties and each of their Subsidiaries in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality or a Material Adverse Effect standard in which case it shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct (in compliance with the foregoing standard) as of such earlier date.

7. Loan Documents in Full Force and Effect. The Credit Agreement and the other

Loan Documents shall remain in full force and effect, are hereby ratified and confirmed in all respects, and shall constitute the legal, valid, binding and enforceable obligations of each of the Loan Parties. Each Loan Party hereby ratifies and reaffirms the Obligations (and, to the extent it is a “Guarantor”, the Guaranteed Obligations) and any and all guarantees, security interests and Liens it has granted (or made) to secure the Obligations. Each such Obligation, guarantee, security interest and Lien is ratified and reaffirmed and shall remain and continue in full force and effect in accordance with its terms. Except as expressly set forth herein, this Second Amendment shall not be deemed to be an amendment to, modification of or consent to the departure from any provisions of the Credit Agreement or any other Loan Document or any right, power or remedy of Lender, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. All references to the Credit Agreement shall be deemed to mean the Credit Agreement as modified hereby. This Second Amendment shall not constitute a novation or satisfaction and accord of the Credit Agreement and the other Loan Documents. The parties hereto agree to be bound by the terms and conditions of the Credit Agreement and the Loan Documents as modified by this Second Amendment, as though such terms and conditions were set forth herein. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Second Amendment, and each reference herein or in any other Loan Document to the “Credit Agreement” shall mean and be a reference to the Credit Agreement as modified by this Second Amendment. Each reference in any Loan Document to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to such Loan Document as modified by Section 2 of this Second Amendment, and each reference herein or in any other Loan Document to any “Loan Document” shall mean and be a reference to such Loan Documents, as modified by Section 2 of this Second Amendment.

8.
Proxy and Attorney-In-Fact. The validity and enforceability of any appointment of the Lender as proxy or attorney-in-fact under any Loan Document is ratified and reaffirmed as of the date hereof, and each Loan Party hereby reappoints the Lender as its proxy and attorney-in-fact in accordance with the terms of the Loan Documents, as applicable, which appointment is IRREVOCABLE, for the purpose of carrying out the provisions of the Loan Documents, as applicable.
9.
Notices. All notices hereunder shall be given in accordance with the provisions of Section 8.3 of the Credit Agreement.
10.
Counterparts; Integration. This Second Amendment may be executed by one or more of the parties to this Second Amendment in any number of separate counterparts, each of which when so executed shall be deemed an original, but all of which when taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. This Second Amendment and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
11.
Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of each Loan Party and Lender and each of their respective successors and assigns.
12.
Expenses and Indemnity. Each Loan Party hereby affirms its obligations and agreements under Section 8.5 and Section 8.6 of the Credit Agreement in connection with this Second Amendment.
13.
GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

14.
Headings. Headings and captions used in this Second Amendment are included for convenience of reference only and shall not be given any substantive effect.
15.
Incorporation by Reference. The terms and provisions of Sections 8.1 (“No Waiver; Cumulative Remedies; Compliance with Laws”), 8.10 (“Binding Effect; Assignment; Complete Agreement; Sharing Information”), 8.11 (“Severability of Provisions”), Section 8.12 (“Headings”) and 8.13 (“Governing Law; Jurisdiction, Venue; Waiver of Jury Trial”) of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms. This Second Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement and is subject to the terms and provisions therein regarding Loan Documents.
16.
No Novation. Nothing in this Second Amendment shall be construed to be or constitute any novation of the Loan Parties’ obligations to the Lender.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amendment as of the date set forth above.

BORROWER:

GAIA, INC.,

a Colorado corporation

By: /s/ Edward Cannon Preston

Name: Edward Cannon Preston

Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

GAIA INTERNATIONAL, INC., a Colorado corporation

By: /s/ Edward Cannon Preston

Name: Edward Cannon Preston

Title: Chief Financial Officer

GAIA STUDIO, INC.,
a Colorado corporation

By: /s/ Edward Cannon Preston

Name: Edward Cannon Preston

Title: Chief Financial Officer

[Signatures Continue]

[Signature Page to Second Amendment to Credit and Security Agreement]

YOGA INTERNATIONAL, LLC, a Pennsylvania limited liability company

By: /s/ Edward Cannon Preston

Name: Edward Cannon Preston

Title: Chief Financial Officer

FMI LLC,

a Colorado limited liability company

By: /s/ Edward Cannon Preston

Name: Edward Cannon Preston

Title: Chief Financial Officer

[Signatures Continue]

[Signature Page to Second Amendment to Credit and Security Agreement]

LENDER:

KEYBANK NATIONAL ASSOCIATION, a national banking association

By: /s/ Ryan M. Theret

Name: Ryan M. Theret

Title: Senior Vice President

[End of Signatures]

[Signature Page to Second Amendment to Credit and Security Agreement]

Exhibit B to Credit and Security Agreement

FORM OF

COMPLIANCE CERTIFICATE

To: Ryan M. Theret

KeyBank National Association

Date: , 20___

Subject: Financial Statements

In accordance with the Credit and Security Agreement dated as of August 25, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), attached are the consolidated financial statements of GAIA, INC., a Colorado corporation (the “Borrower”), and its Subsidiaries as of the end of and for the Fiscal Quarter

ending ___, 20___ (the “Reporting Date”) and the year-to-date period then ended (the “Current Financials”). All terms used in this certificate have the meanings given in the Credit Agreement.

I certify, in my official capacity and not in any individual or personal capacity, as of the date hereof that the Current Financials have been prepared in accordance with GAAP, subject to the absence of year-end audit adjustments and footnote disclosures, and fairly present in all material respects the Borrower’s financial condition as of the Reporting Date.

I further hereby certify, in my official capacity and not in any individual or personal capacity, as follows:

Subsidiaries. (Check one):

( ) No Loan Party has formed or acquired any new Subsidiary.

( ) Attached hereto is an updated version of Schedule 5.5 setting forth new Subsidiaries formed or acquired after the Closing Date.

Intellectual Property. (Check one):

( ) No Loan Party has created or acquired any new Owned Intellectual Property or

Licensed Intellectual Property.

( ) Attached hereto is an updated version of Schedule 5.20 setting forth new new

Owned Intellectual Property and/or Licensed Intellectual Property created or acquired after the Closing Date.

Events of Default. (Check one):

( ) The undersigned does not have knowledge of the existence of a Default or Event of

Default under the Credit Agreement as of the date hereof except as previously reported in writing to the Lender.

( ) The undersigned has knowledge of the existence of a Default or Event of Default under the Credit Agreement as of the date hereof not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.3(b) of the Credit Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period in accordance with the terms thereof.

Material Adverse Effect. (check one):

( ) The undersigned has no knowledge of any event or series of events that constitutes a Material Adverse Effect.

( ) The undersigned has knowledge of one or more events or series of events that constitutes a Material Adverse Effect. Attached to this Certificate is a statement of the facts with respect thereto.

A. Minimum Fixed Charge Coverage Ratio for the Computation Period

ending , 20___.

1. EBITDA:

(a) Net Income $

(b) Plus: the sum of the following items, to the
extent deducted in arriving at Net Income:

(i)
Interest Expense $
(ii)
Federal, state, and local cash income taxes $
(iii)
Depreciation and amortization expense $

Total (b): $

(c) Plus: the sum of the following items, to the extent subtracted in arriving at such Net Income:

(i)
Actual fees, costs and expenses paid in connection with the Loan Documents within 60 days of the Closing Date not to exceed

$75,000 $

(ii)
non-cash, stock-based compensation $
expenses

(iii)
customary, reasonable and documented fees, $
costs and expenses paid in cash during such
period in connection with (x) any Permitted
Acquisition and (y) penalties, assessments
and restructuring charges, in each case, in an
amount not to exceed $500,000 in any
Fiscal Year
(iv)
“run rate” cost savings attributable to $
discontinued operations, in an amount not
to exceed $500,000 in any Fiscal Year and
satisfactory to the Lender
(v)
Extraordinary, unusual or non-recurring cash
charges, expenses or losses and any
extraordinary, unusual or non-recurring $
non-cash charges, expenses or losses
(except to the extent that such non-cash
charges, expenses or losses are reserved for
cash charges, expenses or losses to be taken
in the future), paid or accrued for such
Computation Period

Total (c): $

(d) Minus: the sum of the following items, to the extent deducted in arriving at Net Income:

(i)
All gains from any sale of fixed assets or
other asset sales not in the ordinary course

of business $

(ii)
Non-cash gains and revenues $
(iii)
Extraordinary and other non-recurring gains $

Total (d): $

(A)(1): EBITDA: $

2. Fixed Charges and Taxes: The sum of the following:

(i) Scheduled payments of principal on long-

term debt for such Computation Period $

(ii)
Scheduled payments of principal on $

Capital Leases for such Computation

Period

(iii)
Interest Expense to the extent paid or
required to be paid in cash for such $
Computation Period

(A)(2) Total Fixed Charges and Taxes: (Sum of 2(i), (ii) $ and (iii)):

3. EBITDA: (A)(1) minus the sum of the following:

(i)
Unfinanced Capital Expenditures (other $
than Permitted Unfinanced Capital

Expenditures not to exceed EBITDA for
such Computation Period)

(ii)
Any dividends or distributions $
(iii)
Any repurchase or redemption of Equity $
Interests in any Loan Party
(iv)
Taxes paid or required to be paid in

connection therewith $

Total 3: $

(A)(3) Subtotal: (EBITDA (A)(1), minus the sum of (i), (ii),

(iii) and (iv)): $

Ratio of (A)(3) to (A)(2): to 1.0

4. Minimum Requirement: 1.20 to 1.0

In Compliance [Yes/No]

B. Leverage Ratio for the Computation Period ending , 20___.

1. (a) The sum of all Indebtedness for the following:

(i) Borrowed money, regardless of maturity date $

(ii)
All bonds, notes, debentures or similar debt

instruments $

(iii)
The principal portion of all Capital Lease

Obligations $

(iv)
The present value of the principal portion of
all basic rental obligations under any

synthetic lease constituting indebtedness

under GAAP $

(v)
the face amount of outstanding letters of

credit (to the extent drawn and unpaid) $

Total (a) $ (B)(1): Total Funded Debt $

2.	EBITDA (see (A)(1) above) $
3.	Ratio of (B)(1) to (A)(1)	to 1.0
4.	Maximum Permitted	2.00 to 1.0
	In Compliance	[Yes/No]

BORROWER:

GAIA, INC.,

a Colorado corporation

By:

Name:
Title:

Schedule 5.5

Subsidiaries

1.
GAIA INTERNATIONAL, INC., a Colorado corporation
2.
GAIA STUDIOS, INC., a Colorado corporation
3.
BOULDER ROAD LLC, a Colorado limited liability company
4.
IGNITION, INC., a Colorado corporation (70.3% owned by Gaia, Inc.; 29.7% owned by third party)
5.
SAGES HOLDING, INC., a Pennsylvania corporation (to be dissolved)
6.
YOGA INTERNATIONAL, LLC, a Pennsylvania limited liability company
7.
FMI LLC, a Colorado limited liability company
8.
BIO WELL, LLC, a Colorado limited liability company (51% JV interest)
9.
ENERGY INSTRUMENTS AND SOFTWARE SL (51% JV Interest) (Spanish entity)
10.
BIO-WELL INC., a Colorado corporation (100% Subsidiary of Ignition, Inc.)

Schedule 8.3

If to the Borrower:

GAIA, INC.

833 WEST SOUTH BOULDER ROAD, BLDG G

LOUISVILLE, CO 80027

Tel: 303·222·3330

Attention: Ned Preston

and

GAIA, INC.

833 WEST SOUTH BOULDER ROAD, BLDG G

LOUISVILLE, CO 80027

Tel: 303·222·3645

Attention: Jirka Rysavy

with a copy (which shall not constitute notice for any purpose hereunder or under any other Loan Document) to:

Foley & Larder LLP

2120 McKinney Avenue

Suite 1600

Dallas, TX 75201

Attention: Jane D. Fergason

If to the Lender:

KeyBank National Association

1675 Broadway, Suite 300

Denver, CO 80202

Attention: Ryan M. Theret

with a copy to (which shall not constitute notice):

Brownstein Hyatt Farber Schreck, LLP

675 15th Street (Suite 2900)

Denver, CO 80202

Attn: Lauren Schwartz